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                           SHAREHOLDER RESPONSE SUMMARY REPORT           Page 1
                                IDS FUNDS
                           IDS BOND FUND, INC.
                              June 16, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------
 1. Election of Board members.

                               H. Brewster Atwater, Jr.

    Affirmative         465,988,132.632          55.792%           98.740%
    Withhold              5,944,909.370            .712%            1.260%

    TOTAL               471,933,042.002          56.504%          100.000%

                                 Arne H. Carlson

    Affirmative         464,981,130.838          55.672%           98.527%
    Withhold              6,951,911.164            .832%            1.473%

    TOTAL               471,933,042.002          56.504%          100.000%

                                 Lynne V. Cheney

    Affirmative         465,804,015.408          55.770%           98.701%
    Withhold              6,129,026.594            .734%            1.299%

    TOTAL               471,933,042.002          56.504%          100.000%

                                William H. Dudley

    Affirmative         465,977,869.588          55.791%           98.738%
    Withhold              5,955,172.414            .713%            1.262%

    TOTAL               471,933,042.002          56.504%          100.000%

                                 David R. Hubers

    Affirmative         466,113,224.286          55.807%           98.767%
    Withhold              5,819,817.716            .697%            1.233%

    TOTAL               471,933,042.002          56.504%          100.000%

                                 Heinz F. Hutter

    Affirmative         465,888,506.284          55.780%           98.719%
    Withhold              6,044,535.718            .724%            1.281%

    TOTAL               471,933,042.002          56.504%          100.000%

                                  Anne P. Jones

    Affirmative         465,920,124.504          55.784%           98.726%
    Withhold              6,012,917.498            .720%            1.274%
    TOTAL               471,933,042.002          56.504%          100.000%

                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                                IDS FUNDS
                           IDS BOND FUND, INC.
                              June 16, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

                                William R. Pearce

    Affirmative         465,704,363.003          55.758%           98.680%
    Withhold              6,228,678.999            .746%            1.320%

    TOTAL               471,933,042.002          56.504%          100.000%

                                 Alan K. Simpson

    Affirmative         465,551,534.937          55.740%           98.648%
    Withhold              6,381,507.065            .764%            1.352%

    TOTAL               471,933,042.002          56.504%          100.000%

                                 John R. Thomas

    Affirmative         466,042,236.847          55.799%           98.752%
    Withhold              5,890,805.155            .705%            1.248%

    TOTAL               471,933,042.002          56.504%          100.000%

                                C. Angus Wurtele

    Affirmative         465,914,336.416          55.783%           98.725%
    Withhold              6,018,705.586            .721%            1.275%

    TOTAL               471,933,042.002          56.504%          100.000%

 2. Ratify the selection of independent auditors

    Affirmative         460,753,360.591          55.165%           97.631%
    Against               5,043,445.734            .604%            1.069%
    Abstain               6,136,235.677            .735%            1.300%

    TOTAL               471,933,042.002          56.504%          100.000%

 3. Change the Fund name from "IDS" to "AXP"

    Affirmative         432,765,908.431          51.814%           91.701%
    Against              31,663,562.493           3.791%            6.709%
    Abstain               7,503,571.078            .899%            1.590%

    TOTAL               471,933,042.002          56.504%          100.000%




                            SHAREHOLDER RESPONSE SUMMARY REPORT         Page 3
                                IDS FUNDS
                           IDS BOND FUND, INC.
                              June 16, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

 6. Changes to investment policies

            6.1 Prohibited conflict of interest

    Affirmative         429,380,600.895          51.409%           93.191%
    Against              16,774,696.206           2.009%            3.641%
    Abstain              14,595,946.901           1.747%            3.168%

    TOTAL               460,751,244.002          55.165%          100.000%

    Not Voting           11,181,798.000

                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 4
                                IDS FUNDS
                           IDS BOND FUND, INC.
                              June 16, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL       835,222,595.747

    VOTED SHARES       471,933,042.002

    PERCENT VOTED               56.504%
                                                            C37

                           SHAREHOLDER RESPONSE SUMMARY REPORT          Page 1
                                IDS FUNDS
                       IDS BOND FUND, INC. CLASS B
                              June 16, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

    4. Approve a new shareholder service and distribution plan

    Affirmative         104,802,828.361          45.338%           89.902%
    Against               8,530,026.750           3.690%            7.317%
    Abstain               3,241,362.920           1.402%            2.781%

    TOTAL               116,574,218.031          50.430%          100.000%

    Not Voting                2,549.000

                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                                IDS FUNDS
                       IDS BOND FUND, INC. CLASS B
                              June 16, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL       231,158,946.402

    VOTED SHARES       116,576,767.031

    PERCENT VOTED               50.431%
                                                            C37

                           SHAREHOLDER RESPONSE SUMMARY REPORT           Page 1
                                IDS FUNDS
                    IDS BOND FUND, INC. CLASSES A & B
                              June 16, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

    4. Approve a new shareholder service and distribution plan

    Affirmative         380,428,376.160          49.083%           90.196%
    Against              28,703,474.502           3.703%            6.805%
    Abstain              12,647,993.786           1.632%            2.999%

    TOTAL               421,779,844.448          54.418%          100.000%

    Not Voting           11,180,786.000

                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                                IDS FUNDS
                    IDS BOND FUND, INC. CLASSES A & B
                              June 16, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL       775,072,498.640

    VOTED SHARES       432,960,630.448

    PERCENT VOTED               55.861%


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